EXHIBIT 99.2

EXCERPTS FROM THE CARROLS RESTAURANT GROUP, INC.
CONFIDENTIAL PRELIMINARY OFFERING MEMORANDUM DATED JUNE 20, 2017

The inclusion of the information presented below should not be viewed as a determination that such information is material.

USE OF NON-GAAP FINANCIAL MEASURES

EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA and Adjusted net income (loss) are non-GAAP financial measures. EBITDA represents net income (loss) before provision (benefit) for income taxes, interest expense and depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude impairment and other lease charges, acquisition costs, loss on extinguishment of debt, stock compensation expense and non-recurring income or expense. Restaurant- Level EBITDA represents income or loss from operations adjusted to exclude general and administrative expenses, depreciation and amortization, impairment and other lease charges, and other expense (income). Pro Forma Adjusted EBITDA represents Adjusted EBITDA after giving effect to the acquisition of a total of 87 restaurants in 2016 and the first quarter of 2017 from other Burger King franchisees as if they had occurred at the beginning of the periods presented. Adjusted net income (loss) represents net income (loss) adjusted to exclude loss on extinguishment of debt, impairment and other lease charges, acquisition costs, non-recurring income and expense and the related income tax effect of these adjustments. Adjusted net income (loss) also presents the provision or benefit for income taxes as if there was no valuation allowance on our net deferred income tax assets during all periods presented.

We are presenting Adjusted EBITDA, Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA and Adjusted net income (loss) because we believe that they provide a more meaningful comparison than EBITDA and net income (loss) of our core business operating results, as well as with those of other similar companies. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and other expense (income), which are not directly related to restaurant-level operations. Management believes that Adjusted EBITDA, Restaurant-Level EBITDA and Adjusted net income (loss), when viewed with our results of operations in accordance with GAAP, provide useful information about operating performance and period-over-period growth, and provide additional information that is useful for evaluating the operating performance of our core business without regard to potential distortions. Additionally, management believes that Adjusted EBITDA, Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA and Adjusted net income (loss) permit investors to gain an understanding of the factors and trends affecting our ongoing cash earnings, from which capital investments are made and debt is serviced.

However, EBITDA, Adjusted EBITDA , Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA and Adjusted net income (loss) are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as alternatives to income or loss from operations, cash flow from operating activities or net income (loss) as indicators of operating performance or liquidity. EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA and Adjusted net income (loss) have important limitations as analytical tools and you should not consider them in isolation from, or as a substitute for analysis of, financial information prepared in accordance with accounting principles generally accepted in the United States, or “GAAP”. These limitations include the following:

•
EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA and Pro Forma Adjusted EBITDA do not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments to purchase capital equipment;

•
EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA and Pro Forma Adjusted EBITDA do not reflect the interest expense or the cash requirements necessary to service principal or interest payments on our debt;

•
although depreciation and amortization are non-cash charges, the assets that we currently depreciate and amortize will likely have to be replaced in the future, and EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA and Pro Forma Adjusted EBITDA do not reflect the cash required to fund such replacements; and

•
EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA and Adjusted net income (loss) do not reflect the effect of earnings or charges resulting from matters that our management does not consider to be indicative of our ongoing operations. However, some of these charges (such as impairment and other lease charges and acquisition costs) have recurred and may reoccur.

See “Summary — Summary Historical and Selected Unaudited Pro Forma Financial and Operating Data” for a quantitative reconciliation of EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA and Adjusted net income (loss) to the most directly comparable GAAP and Adjusted net income (loss) financial performance measure, which we believe is net income (loss) for EBITDA, Adjusted EBITDA and income(loss) from operations for Restaurant-Level EBITDA.

SUMMARY HISTORICAL AND SELECTED UNAUDITED
PRO FORMA FINANCIAL AND OPERATING DATA

The following table sets forth our summary historical and selected unaudited pro forma financial and operating information for the periods presented. The summary historical financial information has been derived from our audited consolidated financial statements prepared in accordance with GAAP for each of the fiscal years ended December 28, 2014, January 3, 2016 and January 1, 2017 and our unaudited consolidated financial statements for the three months ended April 3, 2016 and April 2, 2017.

The unaudited consolidated financial statements for the three months ended April 3, 2016 and April 2, 2017 include all adjustments, consisting of normal recurring adjustments, which, in our opinion, are necessary for a fair presentation of the financial position and results of operations for these periods. The unaudited consolidated financial information has been prepared on a basis consistent with our audited consolidated financial statements. The results of operations for the three months ended April 3, 2016 and April 2, 2017 are not necessarily indicative of the results to be expected for the full year.

All of the statement of operations data and other financial data for the twelve months ended April 2, 2017 included herein has been derived by adding the statement of operations and other financial data for the year ended January 1, 2017 to the statement of operations and other financial data for the three months ended April 2, 2017 and subtracting the statement of operations and other financial data for the three months ended April 3, 2016.

The summary unaudited pro forma statement of operations data for the twelve months ended April 2, 2017 included herein gives effect to the acquisition of an aggregate of 87 Burger King restaurants in 2016 and the first quarter of 2017 from other Burger King franchisees and this offering (including the use of proceeds from this offering) as if such events occurred on April 4, 2016. Revenues and expenses of the acquired restaurants for the periods presented prior to their acquisition date were derived from each of the sellers' unaudited books and records. As a result, this pro forma financial information includes financial information prepared by other entities, which our management cannot independently verify. References to "Pro Forma Adjusted EBITDA" may not comply with GAAP or the rules and regulations of the SEC relating to the use of pro forma financial information. The unaudited pro forma balance sheet data gives effect to the transactions as if such transactions had occurred on April 2, 2017.

The selected unaudited pro forma financial information is presented for comparative purposes only, and may not be indicative of what actual results would have been had the transactions occurred on the dates described above. The selected unaudited pro forma financial information does not purport to present our financial results for future periods and does not reflect future events that may occur after the transactions, including the potential realization of operating cost savings, and does not consider potential impacts of current market conditions on revenues and expenses. See "Risk Factors — Risks Related to our Business."

The information in the table below is only a summary and should be read together with our consolidated financial statements as of January 3, 2016 and January 1, 2017 and for the years ended December 28, 2014, January 3, 2016 and January 1, 2017, as of April 2, 2017 and for the three months ended April 3, 2016 and April 2, 2017 included in our Annual Report on Form 10-K for the fiscal year ended January 1, 2017 and our Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2017 and incorporated by reference herein.

	Fiscal Year ended			Three Months Ended		Twelve Months Ended
(Dollars in thousands)	December 28, 2014	January 3, 2016	January 1, 2017	April 3, 2016	April 2, 2017	April 2, 2017

Statements of operations data:
Restaurant sales	$692,755	$859,004	$943,583	$222,519	$239,852	$960,916
Costs and expenses:
Cost of sales	209,664	240,322	250,112	59,020	64,236	255,328
Restaurant wages and related expenses	219,718	267,950	297,766	72,083	81,071	306,754
Restaurant rent expense	48,865	58,096	64,814	15,878	17,597	66,533
Other restaurant operating expenses	113,586	135,874	148,946	35,689	39,195	152,452
Advertising expense	27,961	32,242	41,299	9,128	9,901	42,072
General and administrative (including stock-based compensation expense of $1,180, $1,438, $2,053, $565, $883 and $2,371, respectively) (1)	40,001	50,515	54,956	13,206	15,576	57,326
Depreciation and amortization	36,923	39,845	47,295	11,057	13,151	49,389
Impairment and other lease charges	3,541	3,078	2,355	222	531	2,664
Other expense (income) (2)	47	(126)	338	(444)	—	782
Total operating expenses	700,306	827,796	907,881	215,839	241,258	933,300
Income (loss) from operations	(7,551)	31,208	35,702	6,680	(1,406)	27,616
Interest expense	18,801	18,569	18,315	4,535	4,801	18,581
Loss on extinguishment of debt	—	12,635	—	—	—	—
Income (loss) before income taxes	(26,352)	4	17,387	2,145	(6,207)	9,035
Provision (benefit) for income taxes	11,765	—	(28,085)	—	(611)	(28,696)
Net income (loss)	$(38,117)	$4	$45,472	$2,145	$(5,596)	$37,731

Other financial data:
Net cash provided from operating activities	$14,707	$70,702	$62,288	$10,806	$9,996	$61,478
Total capital expenditures	52,010	56,848	94,099	18,682	12,470	87,887
Net cash used for investing activities	68,003	103,429	96,221	20,294	32,843	108,770
Net cash provided from (used for) financing activities	66,215	33,780	13,661	(456)	23,498	37,615

Operating Data:
Restaurants (at end of period)	674	705	753	717	788	788
Average number of restaurants	581.9	662.1	719.5	704.1	764.3	734.5
Average annual sales per restaurant (3)	1,191	1,274	1,312			1,308
Adjusted EBITDA (4)	36,008	76,737	89,505	18,482	13,877	84,900
Restaurant-Level EBITDA (4)	72,961	124,520	140,646	30,721	27,852	137,777
Adjusted net income (loss) (4)	(10,408)	13,429	17,860	2,221	(4,822)	10,817
Change in comparable restaurant sales (5)	0.6%	7.4%	2.3%	5.7%	(0.6)%	0.8%

Pro Forma Operating Data:
Pro Forma restaurant sales (4)						$1,032,315
Pro Forma Adjusted EBITDA (4)						91,417
Pro Forma Adjusted net income (4)						11,034

					Pro Forma (7)
	December 28, 2014	January 3, 2016	January 1, 2017	April 2, 2017	April 2, 2017
(Dollars in thousands)
Balance sheet data (at end of period):
Total assets	$364,573	$427,256	$490,155	$514,295	$
Working capital	(13,554)	(26,259)	(39,231)	(36,231)
Debt:
Senior secured second lien notes	$150,000	$200,000	$200,000	$200,000	$250,000
Senior credit facility - revolving credit borrowings	—	—	13,500	37,500	—
Capital leases	8,694	8,006	7,039	6,738	6,738
Lease financing obligations	1,202	1,203	3,020	1,195	1,195
Total debt	$159,896	$209,209	$223,559	$245,433	$257,933
Stockholders’ equity	$106,535	$107,999	$154,656	$153,677	$153,677

Pro Forma credit statistics (6):	April 2, 2017
Pro Forma debt (7)	$257,933
Ratio of Pro Forma Adjusted EBITDA to Pro Forma interest expense (8)	4.21x
Ratio of Pro Forma debt to Pro Forma Adjusted EBITDA	2.82x
Pro Forma lease adjusted leverage ratio (9)	5.11x

	Year Ended			Three Months Ended		Twelve Months Ended
	December 28, 2014	January 3, 2016	January 1, 2017	April 3, 2016	April 2, 2017	April 2, 2017
Reconciliation of EBITDA and Adjusted EBITDA:
Net income (loss)	$(38,117)	$4	$45,472	$2,145	$(5,596)	$37,731
Provision (benefit) for income taxes	11,765	—	(28,085)	—	(611)	(28,696)
Interest expense	18,801	18,569	18,315	4,535	4,801	18,581
Depreciation and amortization	36,923	39,845	47,295	11,057	13,151	49,389
EBITDA	29,372	58,418	82,997	17,737	11,745	77,005
Impairment and other lease charges	3,541	3,078	2,355	222	531	2,664
Acquisition costs	1,915	1,168	1,853	408	718	2,163
Gains on partial condemnation and fires (2)	—	—	(1,603)	(450)	—	(1,153)
Litigation settlement (2)	—	—	1,850	—	—	1,850
Stock compensation expense	1,180	1,438	2,053	565	883	2,371
Loss on extinguishment of debt	—	12,635	—	—	—	—
Adjusted EBITDA	$36,008	$76,737	$89,505	$18,482	$13,877	84,900
Pro Forma adjustments (4)						6,517
Pro Forma Adjusted EBITDA (4)						$91,417

	Year Ended			Three Months Ended		Twelve Months Ended
	December 28, 2014	January 3, 2016	January 1, 2017	April 3, 2016	April 2, 2017	April 2, 2017
Reconciliation of Restaurant-Level EBITDA:
Income (loss) from operations	$(7,551)	$31,208	$35,702	$6,680	$(1,406)	$27,616
Add:
General and administrative expenses	40,001	50,515	54,956	13,206	15,576	57,326
Depreciation and amortization	36,923	39,845	47,295	11,057	13,151	49,389
Impairment and other lease charges	3,541	3,078	2,355	222	531	2,664
Other expense (income)	47	(126)	338	(444)	—	782
Restaurant-Level EBITDA	$72,961	$124,520	$140,646	$30,721	$27,852	$137,777

	Year Ended			Three Months Ended		Twelve Months Ended
	December 28, 2014	January 3, 2016	January 1, 2017	April 3, 2016	April 2, 2017	April 2, 2017
Reconciliation of Adjusted net income (loss):
Net income (loss)	$(38,117)	$4	$45,472	$2,145	$(5,596)	$37,731
Add:
Loss on extinguishment of debt	—	12,635	—	—	—	—
Impairment and other lease charges	3,541	3,078	2,355	222	531	2,664
Acquisition costs (1)	1,915	1,168	1,853	408	718	2,163
Gains on partial condemnation and fires (2)	—	—	(1,603)	(450)	—	(1,153)
Litigation settlement (2)	—	—	1,850	—	—	1,850
Income tax effect on above adjustments (10)	(2,073)	(6,415)	(1,693)	(68)	(475)	(2,100)
Deferred income tax valuation allowance provision (benefit) (11)	24,326	2,959	(30,374)	(36)	—	(30,338)
Adjusted net income (loss)	$(10,408)	$13,429	$17,860	$2,221	$(4,822)	$10,817
Pro Forma adjustments (4)						217
Pro Forma Adjusted net income (4)						$11,034
______________________________________________________________________________________________________

(1)
Acquisition expenses of $1,915, $1,168, $1,853, $408, $718, and $2,163 were included in general and administrative expense for the years ended December 28, 2014, January 3, 2016 and January 1, 2017, three months ended April 3, 2016 and April 2, 2017 and the twelve months ended April 2, 2017, respectively.

(2)
In the year ended January 1, 2017, other income (expense) includes $1.2 million of gains related to insurance recoveries from fires at two of our restaurants and $0.5 million related to a settlement for a partial condemnation on one of our operating restaurant properties offset by an expense of $1.85 million related to a litigation settlement. The three months ended April 3, 2016 includes a gain of $0.5 million related to a settlement for a partial condemnation on one of our operating restaurant properties.

(3)	Average annual sales per restaurant are derived by dividing restaurant sales by the average number of restaurants operating during the period.

(4)
EBITDA, Adjusted EBITDA, Restaurant-Level EBITDA, Pro Forma Adjusted EBITDA, Adjusted net income (loss) and Pro Forma Adjusted net income are non-GAAP financial measures. EBITDA represents net income or loss before provision or benefit for income taxes, interest expense and depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude impairment and other lease charges, acquisition costs, stock compensation expense, losses on extinguishment of debt, and other non-recurring income or expense. Restaurant-Level EBITDA represents income or loss from operations adjusted to exclude general and administrative expenses, depreciation and amortization, impairment and other lease charges, and other income or expense. Pro Forma Adjusted EBITDA represents Adjusted EBITDA after giving effect to the acquisition of an aggregate of 87 Burger King restaurants in 2016 and the first quarter of 2017 from other Burger King franchisees as if they had occurred at the beginning of the period presented. Adjusted net income (loss) represents net income or loss adjusted to exclude loss on extinguishment of debt, impairment and other lease charges, acquisition costs, non-recurring income and expense and the related income tax effect of these adjustments. Adjusted net income (loss) also presents the provision or benefit for income taxes as if there was no valuation allowance on our net deferred income tax assets during all periods presented. Pro Forma Adjusted net income represents Adjusted net income (loss) after giving effect to the acquisitions in 2016 and the first quarter of 2017 and this offering (including the use of proceeds from this offering) as if they had occurred at the beginning of the period presented.

Pro forma adjustments for the twelve months ended April 2, 2017 give effect to the acquisition of an aggregate of 87 restaurants in 2016 and the first quarter of 2017 from other Burger King franchisees as if they had all occurred at the beginning of the period. Revenues and expenses of these acquired restaurants for the periods prior to the acquisition date were derived from the seller's unaudited books and records. We cannot assume that the revenues and expenses of the restaurants we acquired in 2016 and the first quarter of 2017 would not be materially different if such revenues and expenses were audited or reviewed. See "Use of Non-GAAP Financial Measures" and "Risk Factors — Risks Related to Our Business." This offering memorandum includes pro forma financial information that includes financial information prepared by other entities, which our management cannot independently verify. References to “Pro Forma Adjusted EBITDA” may not comply with GAAP or the rules and regulations of the SEC relating to the use of pro forma financial statements.

(5)	Restaurants are included in comparable restaurant sales after they have been open or owned for 12 months. Comparable restaurant sales are on a 53-week basis for the year ended January 3, 2016.

(6)
The pro forma credit statistics have been prepared assuming a full period of operating results for the 87 restaurants acquired in 2016 and the first quarter of 2017, consummation of the this offering and the use of proceeds from this offering.

(7)	Pro Forma debt reflects the issuance of the notes in this offering and the use of proceeds from this offering.

(8)
Pro forma interest expense includes interest on the notes offered in this offering, assumes no revolving credit borrowings under the senior credit facility and the amortization of deferred financing costs and the bond premium associated with this offering.

(9)
The pro forma lease adjusted leverage ratio is calculated as the sum of Pro Forma debt and eight times pro forma restaurant rent expense of $72.3 million, divided by the sum of Pro Forma Adjusted EBITDA and pro forma restaurant rent expense.

(10)
The income tax effect related to the adjustments for impairment and other lease charges, acquisition costs and gains on a partial condemnation and fires during the periods presented was calculated using an effective income tax rate of 38%.

(11)
Prior to the fourth quarter of 2016, we recognized a valuation allowance on all of our net deferred income tax assets. This valuation allowance was reversed in the fourth quarter of 2016. For comparability, when presenting Adjusted net income (loss), this adjustment reflects the removal of the income tax provision recorded for the establishment of a valuation allowance on all our net deferred income tax assets during the years ended December 28, 2014 and January 3, 2016 and three months ended April 3, 2016 and as well as the income tax benefit recorded for its subsequent reversal during the year ended January 1, 2017 and twelve months ended April 2, 2017.